UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 8, 2008
Home Solutions of America, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of	001-31711 (Commission File Number)	99-0273889 (IRS Employer
incorporation or organization)		Identification No.)
1500 Dragon Street, Suite B, Dallas, Texas 75207
(Address of principal executive office)
(214) 623-8446
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
SIGNATURES

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 8, 2008, Brian Marshall resigned his position as a member of the Board of Directors (the “Board”) of Home Solutions of America, Inc. (the “Company”), effective immediately. Mr. Marshall, previously a Vice President of Home Solutions of America and President of the Company’s wholly owned subsidiary, Fireline Restoration, Inc., did not serve on any of the committees of the Board of Directors nor did he cite a disagreement with the Company or any reason for his resignation.
FORWARD LOOKING STATEMENTS
This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intentions, and future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. You can identify these forward-looking statements through our use of words such as “may,” “will,” “can” “anticipate,” “assume,” “should,” “indicate,” “would,” “believe,” “contemplate,” “expect,” “seek,” “estimate,” “continue,” “plan,” “point to,” “project,” “predict,” “could,” “intend,” “target,” “potential,” and other similar words and expressions of the future. Forward-looking statements may not be realized due to a variety of factors, including, without limitation, future economic, competitive and market conditions, regulatory framework, and future business decisions, and the other factors referenced in our Annual Report on Form 10-K for the year ended December 31, 2006, which contains a list of specific risk factors that could cause actual results to differ materially from those indicated by our forward-looking statements made in this Current Report on Form 8-K.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Home Solutions of America, Inc.
By:	/s/ James M. Grady
James M. Grady
Chief Financial Officer

Dated: May 12, 2008